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                                                                    Exhibit 10.5


                                    HEI, INC.
                1998 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS



         1. Purpose. The purpose of this Plan is to attract and retain qualified individuals to serve as nonemployee members of the Board of Directors of HEI, Inc. (the "Company") and to provide such persons with appropriate incentives. The Company has adopted the Plan effective as of November 18, 1998, subject to the approval of the Company's stockholders, and unless extended by amendment in accordance with the terms of the Plan, no Option Rights will be granted hereunder after the tenth anniversary of such effective date. Upon the approval of the adoption of the Plan by the Company's stockholders, the Plan will replace and supersede the Company's prior Stock Option Plan for Nonemployee Directors (the "1991 Plan").

         2.       Definitions.  As used in this Plan,

         "Board" means the Board of Directors of the Company.

         "Change in Control" means a change in control of the Company, which will be deemed to have occurred after the effective date of this Plan if:

                           (i) any "person" as such term is used in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof except that such term shall not include (A) the Company or any of its subsidiaries, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, (D) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Shares, or (E) any person or group as used in Rule 13d-1(b) under the Exchange Act, is or becomes the Beneficial Owner, as such term is defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 50% or more of the combined voting power of the Company's then outstanding securities.

                           (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this definition or (B) a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election by the Board or nomination for election by the


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         Company's stockholders was approved by a vote of at least two-thirds
         (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                           (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 75% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as defined above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

                           (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect) other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 75% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Common Shares" means (i) shares of the voting common stock of the Company and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 6 of this Plan.

         "Date of Grant" means the date specified by the Board on which a grant of Option Rights shall become effective, which shall not be earlier than the date on which the Board takes action with respect thereto.

         "Disability" means any physical or mental illness, injury or condition that would qualify a Participant for benefits under any long-term disability benefit plan maintained by the Company


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or any Subsidiary and applicable to such Participant (or, if the Participant is not eligible for any such plan, to senior executive officers of the Company).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Market Value per Share" means the fair market value of the Common Shares as determined by the Board from time to time.

         "Option Price" means the purchase price payable upon the exercise of an Option Right.

         "Option Right" means the right to purchase Common Shares from the Company upon the exercise of a nonqualified stock option granted pursuant to
Section 4 of this Plan.

         "Participant" means an individual who, at the time of any automatic award of Option Rights pursuant to Section 4 below, is a member of the Board and both a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code.

         "Rule 16b-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Exchange Act, or any successor rule to the same effect.

         "Subsidiary" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Company has a direct or indirect ownership or other equity interest.

         3.       Shares Available under the Plan.

                  (a) Subject to adjustment as provided in Section 6 of this Plan, the number of Common Shares which may be issued or transferred upon the exercise of Option Rights shall not in the aggregate exceed 425,000 Common Shares (including any Common Shares remaining under the 1991Plan), which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof. For the purposes of this Section 3(a):

                           (i) Upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder; and

                           (ii) Upon the full or partial payment of any Option Price by the transfer to the Company of Common Shares or upon satisfaction of tax withholding obligations in connection with any such exercise or any other payment made or benefit realized under this Plan by the transfer or relinquishment of Common Shares, there shall be deemed to have been issued or transferred under this Plan only the net number of Common Shares actually issued or transferred by the Company less the number of Common Shares so transferred or relinquished.



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         4. Option Rights. Subject to adjustment as provided in Section 6 of this Plan, the Board shall automatically grant to each Participant Option Rights to purchase Common Shares upon such terms and conditions as the Board may determine in accordance with the following provisions:

                  (a) Effective as of November 18, 1998, each individual who was then a Participant shall be granted Option Rights to purchase 55,000 Common Shares. Thereafter, commencing with the annual meeting of the Company's stockholders in January 2000, each individual who is a Participant upon the adjournment of an annual meeting of the Company's stockholders shall be granted Option Rights to purchase 10,000 Common Shares, effective as of the date of such annual meeting.

                  (b) Each grant shall specify an Option Price per Common Share, which shall equal the Market Value per Share on the Date of Grant.

                  (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, unrestricted Common Shares, which are already owned by the Participant, (iii) any other legal consideration that the Board may deem appropriate, on such basis as the Board may determine in accordance with this Plan and (iv) any combination of the foregoing.

                  (d) Any grant may, if there is then a public market for the Common Shares, provide for deferred payment of the Option Price from the proceeds of sale through a broker of some or all of the Common Shares to which the exercise relates.

                  (e) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to the Participant remain unexercised.

                  (f) Each grant shall specify that the Option Rights awarded thereby shall become exercisable in full upon the earliest to occur of (i) the ninth anniversary of the Date of Grant, (ii) the first date after the Date of Grant on which the Market Value per Share of the Common Shares (as adjusted as provided in Section 6 of this Plan) equals or exceeds $25.00, (iii) the date of the Participant's death or Disability, and (iv) the effective date of a Change in Control, provided, in each case, that the Participant remains in continuous service with the Company until such date.

                  (g) Option Rights granted pursuant to this Section 4 shall be nonqualified stock options.

                  (h) No Option Right granted pursuant to this Section 4 may be exercised more than 10 years from the Date of Grant.



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                  (i) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Company by any designated officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan.

         5. Transferability. No Option Right granted under this Plan may be transferred by a Participant, except (i) by will or the laws of descent and distribution, (ii) to one or more members of the Participant's immediate family, or (iii) to a trust established for the benefit of the Participant and/or one or more members of the Participant's immediate family. Option Rights granted under this Plan may not be exercised during a Participant's lifetime except by (i) the Participant, (ii) a transferee of the Participant described in the preceding sentence, or (iii) in the event of the legal incapacity of the Participant or any such transferee, by the guardian or legal representative of the Participant or such transferee (as applicable) acting in a fiduciary capacity on behalf thereof under state law and court supervision.

         6.       Adjustments.

                  (a) The Board may make or provide for such adjustments in the number of Common Shares covered by outstanding Option Rights granted hereunder, the Option Prices per Common Share applicable to any such Option Rights, and the kind of shares (including shares of another issuer) covered thereby, as the Board may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from (i) any stock dividend, stock split, combination of shares, recapitalization or similar change in the capital structure of the Company or
(ii) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Board may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Board may on or after the Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Board may provide that the holder will automatically be entitled to receive such an equivalent award. The Board may also make or provide for such adjustments in the maximum numbers of Common Shares specified in Section 3 of this Plan as the Board may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 6.

                  (b) If another corporation is merged into the Company or the Company otherwise acquires another corporation, the Board may elect to assume under this Plan any or all outstanding stock options or other awards granted by such corporation under any stock option or other plan adopted by it prior to such acquisition. Such assumptions shall be on such terms and conditions as the Board may determine; provided, however, that the awards as so assumed do not contain any terms, conditions or rights that are inconsistent with the terms of this Plan. Unless



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otherwise determined by the Board, such awards shall not be taken into account for purposes of the limitations contained in Section 3 of this Plan.

         7. Fractional Shares. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement thereof in cash.

         8. Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of any taxes required to be withheld. At the discretion of the Board, any such arrangements may without limitation include voluntary or mandatory relinquishment of a portion of any such payment or benefit or the surrender of outstanding Common Shares. The Company and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

         9.       Administration of the Plan.

                  (a) This Plan shall be administered by the Board. A majority of the Board shall constitute a quorum, and the acts of the members of the Board who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Board in writing, shall be the acts of the Board.

                  (b) The interpretation and construction by the Board of any provision of this Plan or any agreement, notification or document evidencing the grant of Option Rights, and any determination by the Board pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Board shall be liable for any such action taken or determination made in good faith.

         10.      Amendments and Other Matters.

                  (a) This Plan may be amended from time to time by the Board; provided, however, that except as expressly authorized by this Plan, no such amendment shall cause this Plan to cease to satisfy any applicable condition of Rule 16b-3 without the further approval of the stockholders of the Company.

                  (b) With the concurrence of the affected Participant, the Board may cancel any agreement evidencing Option Rights or any other award granted under this Plan. In the event of any such cancellation, the Board may authorize the granting of new Option Rights or other awards hereunder, which may or may not cover the same number of Common Shares as had been covered by the cancelled Option Rights or other award, at such Option Price, in such manner and subject to


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such other terms, conditions and discretion as would have been permitted under this Plan had the cancelled Option Rights or other award not been granted.

                  (c) This Plan shall not confer upon any Participant any right with respect to continuance of service with the Board, the Company or any Subsidiary and shall not interfere in any way with any right that the Company, its stockholders or any Subsidiary would otherwise have to terminate any Participant's service at any time.

                  (e) Any award that may be made pursuant to an amendment to this Plan that shall have been adopted without the approval of the stockholders of the Company shall be null and void if it is subsequently determined that such approval was required under the terms of the Plan or applicable law.

                  (f) Unless otherwise determined by the Board, this Plan is intended to comply with Rule 16b-3 at all times that awards hereunder are subject to such Rule.